Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Art’s-Way Manufacturing Co., Inc. (the “Company”) for the quarter ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carrie L. Majeski, as the President, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 12, 2010	/s/ Carrie L. Majeski
Carrie L. Majeski, President, Chief Executive Officer
(principal executive and financial officer)